                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Juniper Networks, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            [JUNIPER NETWORKS LOGO]

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

     The 2001 Annual Meeting of Stockholders of Juniper Networks, Inc. will be held on Wednesday, May 9, 2001 at 9:00 a.m. at The Historic Del Monte Building, 100 South Murphy Street, Third Floor, Sunnyvale, California 94086, to conduct the following business:

     1.   Elect two directors for three-year terms;

     2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

     3. To consider such other business as may properly come before the meeting.

     Stockholders who owned shares of Juniper Networks common stock at the close of business on March 19, 2001 are entitled to attend and vote at the meeting. A complete list of the Company's stockholders will be available at the Company's offices at 1194 North Mathilda Avenue, Sunnyvale, California 94089 prior to the meeting.



                                   By Order of the Board of Directors



                                   Lisa C. Berry
                                   Vice President, General Counsel and Secretary



This notice of meeting and proxy statement and accompanying proxy card are being distributed on or about March 31, 2001.

--------------------------------------------------------------------------------

As a stockholder of Juniper Networks, Inc., you have a right to vote on certain matters affecting the Company. This proxy statement describes the proposals you are voting on this year. It contains important information for you to consider when deciding how to vote so please read it carefully.

                            YOUR VOTE IS IMPORTANT.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

QUESTIONS AND ANSWERS

Q:   WHO CAN VOTE AT THE ANNUAL MEETING?

A: Stockholders who owned Juniper Networks common stock on March 19, 2001 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 319,733,533 shares of Juniper Networks common stock outstanding on March 19, 2001.

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT?

A: This proxy statement describes proposals on which we would like stockholders to vote. It gives you information on these proposals, as well as other information, so that you can make an informed decision.

Q:   WHAT AM I VOTING ON?

A:   We are asking you to vote on:

          o    the election of two directors; and

          o the ratification of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

     There is additional information appearing later in this proxy statement relating to the nominees for election to the Board of Directors and the ratification of Ernst & Young LLP.

Q:   HOW DO I VOTE?

A:   You may vote by any one of the four methods described below.

     1.   YOU MAY VOTE BY MAIL.

     You do this by completing and signing your proxy card and mailing it in the enclosed prepaid and addressed envelope. If you mark your voting instructions on the proxy card your shares will be voted as you instruct.

     If you do not mark your voting instructions on the proxy card, your shares will be voted:

          o    FOR the two named nominees for directors, and

          o FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

     2.   YOU MAY VOTE BY TELEPHONE.

     You do this by following the "Vote by Telephone" instructions that came with this proxy statement. If you vote by telephone, you do not need to mail in your proxy card.

     3.   YOU MAY VOTE ON THE INTERNET.

     You do this by following the "Vote by Internet" instructions that come with this proxy statement. If you vote by Internet, you do not need to mail in your proxy card.

     4.   YOU MAY VOTE IN PERSON AT THE MEETING.

     We will pass out written ballots to anyone who would like to vote at the meeting. However, if you hold your shares in street name, you must request a proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means that your shares are held by the broker in its name but in your account. This is not the same as shares that may be described on your brokerage statements as in "safekeeping" - those shares are in fact in your name.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete and return all proxy cards to ensure that all of your shares are voted.

Q:   WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

          o    signing another proxy card with a later date,

          o voting by telephone or on the Internet (your latest telephone or Internet vote is counted), or

          o    voting at the meeting.

Q:   WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY CARD?

A: If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares.

     Brokerage firms have authority to vote clients' unvoted shares on some "routine" matters. If you do not give a proxy to vote your shares, your brokerage firm may either:

          o    vote your shares on routine matters, or

          o    leave your shares unvoted.

     When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting. A brokerage firm cannot vote customers' unvoted shares on non-routine matters. These shares are considered not entitled to vote on non-routine matters, rather than as a vote against the matters.

     We encourage you to provide instructions to your brokerage firm by giving your proxy. This ensures that your shares will be voted at the meeting.

     You may have granted discretionary voting authority over your account to your stockbroker.

     Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your stockbroker.

     If you hold the shares in your own name, you must vote your shares either by returning a proxy card, voting by telephone or on the Internet or by voting in person at the meeting.

     If you do not vote your shares by mail, telephone, Internet or in person, your shares will not be counted.


Q:   HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A: To hold the meeting and conduct business, a majority of the Company's outstanding shares as of March 19, 2001 must be present at the meeting. This is called a quorum.

     Shares are counted as present at the meeting if the stockholder either:

          o    is present and votes in person at the meeting, or

          o has properly submitted a proxy card, either by mail, telephone or on the Internet.

Q:   HOW MANY VOTES MUST THE NOMINEES HAVE TO BE ELECTED AS DIRECTORS?

A: The two nominees receiving the highest number of "FOR" votes will be elected as directors. This number is called a plurality.

Q: HOW MANY VOTES MUST THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS RECEIVE?

A: To pass, the ratification of the independent auditors must receive "FOR" votes from a majority of the shares present at the meeting in person or by proxy.

Q:   IS CUMULATIVE VOTING PERMITTED FOR THE ELECTION OF DIRECTORS?

A: In the election of directors, you may elect to cumulate your vote. Cumulative voting will allow you to allocate, as you see fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares held by you. For example, if you own three shares of stock, you can allocate six "FOR" votes (3X2) to as few or as many persons as you choose. Cumulative voting only applies to the election of directors. If you choose to cumulate your votes, you will need to make an explicit statement of your intent to do so, either by so indicating in writing on the proxy card or by stating so when voting at the annual meeting.

Q:   HOW ARE VOTES COUNTED?

A: You may either vote "FOR" or "AGAINST" each nominee for director. You may vote "FOR," "AGAINST" or "ABSTAIN" on the proposal to ratify the appointment of the independent auditors.

     If you abstain from voting on the ratification, it has the same effect as a vote against.

     If you give your proxy without voting instructions, your shares will be counted as a vote FOR each nominee and FOR ratification of the appointment of the independent auditors.

Q:   WHO WILL COUNT THE VOTES?

A: Voting results are tabulated and certified by our transfer agent, Wells Fargo Shareowner Services.

Q:   IS MY VOTE CONFIDENTIAL?

A: Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q:   WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: The proxy card enables you to grant a proxy to those persons named as proxy holders, Marcel Gani, the Company's Chief Financial Officer and Lisa C. Berry, the Company's Vice President, General Counsel and Secretary, to vote your shares at the meeting, as you have instructed them on the proxy card. If an additional proposal is properly presented for a vote they will have the discretion to vote your shares on such additional matters. If for some unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

     Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date.

Q:   WHERE DO I FIND VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting. We will publish the final result in our quarterly report on Form 10-Q for the second quarter of fiscal year 2001.

Q:   WHO PAYS FOR THE COST OF SOLICITING PROXIES?

A: Juniper Networks is using Skinner & Co., an outside proxy solicitation firm, to solicit proxies this year at a cost of approximately $7,000. The Company is paying the cost of distributing and soliciting proxies. As a part of the process, Juniper Networks reimburses brokers, nominees, fiduciaries and other custodians reasonable fees and expenses in forwarding proxy materials to stockholders.

Q:   HOW DO I SUBMIT A PROPOSAL TO BE INCLUDED IN THE PROXY?

A: If you want us to consider including a proposal in the proxy statement for next year, you must deliver it to the Company's Corporate Secretary at our principal executive offices no later than November 30, 2001. The Company's bylaws contain specific procedural requirements regarding a stockholder's ability to nominate a director or submit a proposal to be considered at a meeting of stockholders. If you would like a copy of the procedures contained in our bylaws, please contact: Corporate Secretary, Juniper Networks, Inc., 1194 North Mathilda Avenue, Sunnyvale, CA 94089.

              STRUCTURE AND COMPENSATION OF THE BOARD OF DIRECTORS

NUMBER OF DIRECTORS AND TERMS

     Our Board of Directors consists of seven authorized members. Two directors are nominees for election this year. The remaining five directors will continue to serve the terms described below.

     The structure of our Board of Directors is that of a staggered board. The directors are divided into three classes, Class I, Class II and Class III, with each class being as nearly equal in number as possible with a three year term for each class. Dr. Sindhu and Mr. Khosla are each Class II directors and have been nominated for re-election as described herein. Mr. Hearst and Mr. Kramlich are each Class III directors and will stand for re-election at the Company's annual meeting of stockholders to be held in 2002. Mr. Kriens, Mr. Sclavos and Mr. Stensrud are Class I directors and will stand for re-election at the Company's annual meeting of stockholders to be held in 2003.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors held six regular meetings during 2000. Except for Mr. Hearst, each director attended at least 75% of all board and applicable committee meetings during 2000. The committees of the Board of Directors are described in the table below. The Board of Directors does not have a nominating committee or a committee serving a similar function; instead the Board of Directors acts as a whole on such matters.

---------------------------------- ---------------------------------------------- ----------------------------
COMMITTEE - MEMBERS                FUNCTIONS OF THE COMMITTEE                     NUMBER OF MEETINGS - 2000
---------------------------------- ---------------------------------------------- ----------------------------
Audit Committee:
                                   o  Please refer to the written charter                      5
William R. Hearst III                 of the Audit Committee approved by the
                                      Board of Directors and included in
C. Richard Kramlich                   Appendix A.

Stratton Sclavos

---------------------------------- ---------------------------------------------- ----------------------------

Compensation Committee:            o  Reviews and recommends to the Board
                                      of Directors the compensation of all
Vinod Khosla                          officers and directors, including stock                  1
                                      compensation and loans.
William R. Stensrud                o  Establishes and reviews general
                                      policies relating to the compensation
                                      and benefits of employees.

---------------------------------- ---------------------------------------------- ----------------------------

DIRECTOR COMPENSATION

     We do not currently compensate our directors in cash for their service as members on the Board of Directors, although they are reimbursed for certain expenses in connection with attendance at Board of Director and committee meetings. Under our Amended and Restated 1996 Stock Plan, non-employee directors are eligible to receive stock option grants at the discretion of the Board of Directors or other administrator of the Amended and Restated 1996 Stock Plan.

MEMBERS OF THE BOARD OF DIRECTORS

SCOTT KRIENS Mr. Kriens has served as President, Chief Executive Officer and Chairman of the Board of Directors of Juniper Networks since October 1996. From April 1986 to January 1996, Mr. Kriens served as Vice President of Sales and Vice President of Operations at StrataCom, Inc., a telecommunications equipment company, which he co-founded in 1986. Mr. Kriens received a B.A. in Economics from California State University, Hayward. Mr. Kriens also serves on the boards of directors of Equinix, Inc. and Verisign, Inc.

PRADEEP SINDHU Dr. Sindhu co-founded Juniper Networks in February 1996 and served as Chief Executive Officer and Chairman of the Board of Directors until September 1996. Since then, Dr. Sindhu has served as Vice Chairman of the Board of Directors and Chief Technical Officer of Juniper Networks. From September 1984 to February 1991, Dr. Sindhu worked as a Member of the Research Staff, and from March 1987 to February 1996, as the Principal Scientist, and from February 1994 to February 1996, as Distinguished Engineer at the Computer Science Lab, Xerox Corporation, Palo Alto Research Center, a technology research center. Dr. Sindhu holds a B.S.E.E. from the Indian Institute of Technology in Kanpur, an M.S.E.E. from the University of Hawaii and a Masters in Computer Science and Ph.D. in Computer Science from Carnegie-Mellon University.

WILLIAM R. HEARST III Mr. Hearst is a partner with Kleiner Perkins Caufield & Byers, a venture capital firm located in Menlo Park, California. He has served on the Board of Directors of Juniper Networks since February 1996. From May 1995 to August 1996, he was the Chief Executive Officer of At Home Corporation, a high speed Internet access and consumer online services company. Mr. Hearst was editor and publisher of the San Francisco Examiner from 1984 until 1995. Mr. Hearst also serves on the boards of directors of Excite@Home, Hearst-Argyle Television, RePlay Networks, Oblix, Inc., AllBusiness, Zaffire, Inc., Zing, The Hearst Corporation, OnFiber and Applied Minds. He is a Fellow of the AAAS, a Trustee of Carnegie Institution in Washington, D.C., and a Trustee of the California Academy of Sciences. Mr. Hearst is a 1972 graduate of Harvard University, holding an A.B. degree in Mathematics.

VINOD KHOSLA Mr. Khosla has been a General Partner with the venture capital firm of Kleiner Perkins Caufield & Byers since February 1986. He has served on the Board of Directors of Juniper Networks since February 1996. Mr. Khosla was a co-founder of Daisy Systems Corporation, an electronic design automation company, and the founding Chief Executive Officer of Sun Microsystems, Inc., a computer and data networking company. Mr. Khosla also serves on the boards of directors of Asera, Corio Inc., Redback Networks, Inc., QWEST Communications International, Inc., Broadband Office, Inc., Cenix and Centrata. Mr. Khosla holds a B.S.E.E. from the Indian Institute of Technology in New Delhi, an M.S.E. from Carnegie-Mellon University, and an M.B.A. from the Stanford Graduate School of Business.

C. RICHARD KRAMLICH Mr. Kramlich is the co-founder and has been a General Partner of New Enterprise Associates, L.P., a venture capital fund, since 1978. He has served on the Board of Directors of Juniper Networks since February 1996. He also serves on the boards of directors of Zhone Technologies, Force 10 Networks, Financial Engines, InfoGear, Netsolve, Verticom, Visual EDGE, Com21, Inc., Lumisys, Inc., the Chalone Wine Group and Silicon Graphics, Inc. Mr. Kramlich holds a B.S. from Northwestern University and an M.B.A. from Harvard Business School.

STRATTON SCLAVOS. Mr. Sclavos has been President and Chief Executive Officer of VeriSign Inc. since July 1995. He has served on the Board of Directors of Juniper Networks since May 2000. From October 1993 to June 1995, he was Vice President, Worldwide Marketing and Sales of Taligent, Inc., a software development company that was a joint venture among Apple Computer, Inc., IBM and Hewlett-Packard. Prior to that time, he served in various sales, business development and marketing capacities for GO Corporation, MIPS Computer Systems, Inc. and Megatest Corporation. Mr. Sclavos also serves on the boards of directors of Keynote Systems,

Inc., Marimba, Inc. and SalesForce.com, Inc. Mr. Sclavos holds a B.S. degree in Electrical and Computer Engineering from the University of California at Davis.

WILLIAM R. STENSRUD Mr. Stensrud has been a General Partner with the venture capital firm of Enterprise Partners since January 1997. He has served on the Board of Directors of Juniper Networks since October 1996. Mr. Stensrud was an independent investor and turnaround executive from March 1996 to January 1997. During this period, Mr. Stensrud served as President of Paradyne Corporation and as a director of Paradyne Corporation, GlobeSpan Corporation and Paradyne Partners LLP, all data networking companies. From January 1992 to July 1995, Mr. Stensrud served as President and Chief Executive Officer of Primary Access Corporation, a data networking company acquired by 3Com Corporation. From 1986 to 1992, Mr. Stensrud served as the Marketing Vice President of StrataCom, Inc., a telecommunications equipment company, which Mr. Stensrud co-founded. Mr. Stensrud also serves on the boards of directors of Rhythms NetConnections Corporation, Paradyne Corporation, Packeteer Corporation, Airfiber, Asian Trading.com, Calient Networks, iAsia Works, LongBoard, Reflex Communications, Solus Micro Technologies, Novera Optics, Alva and Alvesta. He holds a B.S. degree in Electrical Engineering and Computer Science from Massachusetts Institute of Technology.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS


     There are two nominees for election to the Board of Directors this year. The nominees for director this year are Pradeep Sindhu and Vinod Khosla. Each nominee is presently a director of the Company and has served as a director since 1996. Information regarding the business experience of each nominee is provided below. The Company has a classified board of directors and Dr. Sindhu and Mr. Khosla, if elected, will each serve a three year term until the Company's annual meeting in 2004 and until their respective successors are elected. Each of the nominees has consented to serve a new three-year term. There are no family relationships among our executive officers and directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING.

VOTE REQUIRED

     The two persons receiving the highest number of votes represented by outstanding shares of common stock present or represented by proxy and entitled to vote will be elected.

PRADEEP SINDHU                     Dr. Sindhu co-founded Juniper Networks in February 1996 and
Director since February 1996       served as Chief Executive Officer and Chairman of the Board
Age 48                             of Directors until September 1996. Since then, Dr. Sindhu
                                   has served as Vice Chairman of the Board of Directors and
                                   Chief Technical Officer of Juniper Networks. From September
                                   1984 to February 1991, Dr. Sindhu worked as a Member of the
                                   Research Staff, and from March 1987 to February 1996, as the
                                   Principal Scientist, and from February 1994 to February
                                   1996, as Distinguished Engineer at the Computer Science Lab,
                                   Xerox Corporation, Palo Alto Research Center, a technology research center. Dr. Sindhu holds a B.S.E.E. from the Indian
                                   Institute of Technology in Kanpur, an M.S.E.E. from the
                                   University of Hawaii and a Masters in Computer Science and
                                   Ph.D. in Computer Science from Carnegie-Mellon University.

VINOD KHOSLA                       Mr. Khosla has been a General Partner with the venture
Director since February 1996       capital firm of Kleiner Perkins Caufield & Byers since
Age 46                             February 1986. Mr. Khosla was a co-founder of Daisy Systems
                                   Corporation, an electronic design automation company, and
                                   the founding Chief Executive Officer of Sun Microsystems,
                                   Inc., a computer and data networking company. Mr. Khosla
                                   also serves on the boards of Asera, Corio Inc., Redback
                                   Networks, Inc., QWEST Communications International, Inc.,
                                   Broadband Office, Inc., Cenix and Centrata. Mr. Khosla holds a B.S.E.E. from the Indian Institute of Technology in New
                                   Delhi, an M.S.E. from Carnegie-Mellon University, and an
                                   M.B.A. from the Stanford Graduate School of Business.
                                   Institute of Technology.


                                  PROPOSAL TWO

                      RATIFICATION OF INDEPENDENT AUDITORS

     Subject to ratification by the stockholders, the Board of Directors has reappointed Ernst & Young LLP as independent auditors to audit the financial statements of the Company for the current fiscal year. Fees paid to the independent auditors were $237,000 for the audit of the consolidated financial statements for the fiscal year ended December 31, 2000 and for the review of the consolidated financial statements included in the Company's quarterly filings on Form 10Q, $185,000 for audit-related services and $301,000 for non-audit services. Audit related services generally include fees for statutory audits, business acquisitions, accounting consultations and SEC registration statements.

Representatives of the firm of Ernst & Young LLP are expected to attend the meeting, where they will be available to respond to questions and, if they desire, to make a statement.

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & Young LLP as the Company's independent auditors for the 2001 fiscal year.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for the audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held five meetings during fiscal year 2000.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2000, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are primarily responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the acceptability and quality of the Company's accounting principles and such other matters as are required to be discussed with the

Audit Committee under generally accepted auditing standards. The Audit Committee has discussed with the independent auditors their independence from management and the Company (including the matters in the written disclosures required by the Independence Standards Board) and considered the compatibility of non-audit services with the auditors' independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to ratification by the stockholders, the selection of Ernst & Young LLP as the Company's independent auditors.

                                               MEMBERS OF THE AUDIT COMMITTEE
                                                    William R. Hearst III
                                                    C. Richard Kramlich
                                                    Stratton Sclavos

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of March 19, 2001 concerning each beneficial owner of more than 5% of the Company's common stock. The number of shares beneficially owned is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such owner has the sole or shared voting power or investment power and also any shares that such owner has the right to acquire as of May 19, 2001 (within 60 days of the record date of March 19, 2001) through the exercise of any stock option or other right. Unless otherwise indicated, each person, has sole investment and voting power (or shares such powers with his spouse) with respect to the shares set forth in the following table.

------------------------------------------------- --------------------------------------- ---------------------
      NAME AND ADDRESS OF BENEFICIAL OWNER           AMOUNT AND NATURE OF BENEFICIAL      PERCENTAGE OF CLASS
                                                                OWNERSHIP
------------------------------------------------- --------------------------------------- ---------------------
Kleiner Perkins Caufield & Byers VII, L.P.
2750 Sand Hill Road                                       25,987,503 shares (1)                 8.2% (1)
Menlo Park, CA  94025
------------------------------------------------- --------------------------------------- ---------------------
FMR Corp.
82 Devonshire Street                                      21,336,896 shares (2)                 6.7% (2)
Boston, MA  02109
------------------------------------------------- --------------------------------------- ---------------------
Scott Kriens
c/o Juniper Networks, Inc.                                19,080,794 shares (3)                5.95% (3)
1194 North Mathilda Avenue
Sunnyvale, CA  94089
------------------------------------------------- --------------------------------------- ---------------------

---------------

(1) Based on information reported on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001. Kleiner Perkins Caufield & Byers VII, L.P. ("KPCB VII") reports no sole voting or dispositive power, and shared voting and dispositive power with respect to 25,987,503 shares.

(2) Based on information reported on Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001. FMR Corp. reports sole voting power with respect to 1,346,251 shares, no shared voting power, sole dispositive power with respect to 21,336,896 shares and no shared dispositive power.

(3) Includes 800,000 shares which are subject to options that may be exercised within 60 days of March 19, 2001. Includes 18,243757 shares held in the name of the Kriens 1996 Trust, of which Mr. Kriens and his spouse are the trustees and 37,037 shares held in the name of the Kriens Family Foundation.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of March 19, 2001 concerning the security ownership of the executive officers and directors of the Company's common stock. The number of shares beneficially owned is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such owner has the sole or shared voting power or investment power and also any shares that such owner has the right to acquire as of May 19, 2001 (within 60 days of March 19, 2001) through the exercise of any stock option or other right. Unless otherwise indicated, each person, has sole investment and voting power (or shares such powers with his spouse) with respect to the shares set forth in the following table.

------------------------------------------------- --------------------------------------- ---------------------
                                                     AMOUNT AND NATURE OF BENEFICIAL         PERCENTAGE OF
    NAME AND ADDRESS OF BENEFICIAL OWNER(1)                     OWNERSHIP                       CLASS(2)
------------------------------------------------- --------------------------------------- ---------------------
Scott Kriens (3)
Chairman, Chief Executive Officer and
 President                                                  19,080,794 shares                    5.95%
------------------------------------------------- --------------------------------------- ---------------------
Pradeep Sindhu (4)
Vice Chairman, Chief Technical Officer                      13,084,785 shares                    4.09%
------------------------------------------------- --------------------------------------- ---------------------
Marcel Gani (5)
Chief Financial Officer                                      2,101,752 shares                      *
------------------------------------------------- --------------------------------------- ---------------------
Steven Haley (6)
Vice President Worldwide Sales                               2,077,373 shares                      *
 and Service
------------------------------------------------- --------------------------------------- ---------------------
Peter Wexler (7)
Vice President Engineering                                   3,539,938 shares                    1.11%
------------------------------------------------- --------------------------------------- ---------------------
William R. Hearst III (8)
Director
c/o Kleiner Perkins Caulfield & Byers                       27,044,542 shares                    8.46%
2750 Sand Hill Road
Menlo Park, CA  94025
------------------------------------------------- --------------------------------------- ---------------------
Vinod Khosla (9)
Director
c/o Kleiner Perkins Caulfield & Byers                       26,847,613 shares                    8.40%
2750 Sand Hill Road
Menlo Park, CA  94025
------------------------------------------------- --------------------------------------- ---------------------
C. Richard Kramlich
Director
c/o New Enterprise Associates                                 457,096 shares                       *
2490 Sand Hill Road
Menlo Park, CA  94025
------------------------------------------------- --------------------------------------- ---------------------
Stratton Sclavos (10)
Director                                                      48,000 shares                        *
VeriSign, Inc.
1350 Charleston Road
Mountain View, CA  94303
------------------------------------------------- --------------------------------------- ---------------------
William R. Stensrud (11)
Director
c/o Enterprise Partners                                      1,792,400 shares                      *
7979 Ivanhoe Avenue, Suite 550
La Jolla, CA  92037
------------------------------------------------- --------------------------------------- ---------------------
All Directors and Executive Officers as a
group (10 persons) (12)                                     70,086,790 shares                    21.80%
------------------------------------------------- --------------------------------------- ---------------------

---------------

*  Less than 1% of the outstanding shares of common stock.

(1) Unless otherwise noted above, the address for each of the officers and directors is c/o Juniper Networks, Inc., 1194 North Mathilda Avenue, Sunnyvale, CA 94089.

(2) The percentages are calculated using 319,733,533 outstanding shares of the Company's common stock on March 19, 2001 as adjusted pursuant to Rule 13d-3(d)(1)(i).

(3) Includes 800,000 shares which are subject to options that may be exercised within 60 days of March 19, 2001. Includes 18,243,757 shares held in the name of the Kriens 1996 Trust, of which Mr. Kriens and his spouse are the trustees, and 37,037 shares held in the name of the Kriens Family Foundation.

(4) Includes 480,000 shares which are subject to options that may be exercised within 60 days of March 19, 2001. Also includes a total of 360,000 shares held in custody for Dr. Sindhu's children pursuant to the California Uniform Transfers to Minors Act, a total of 1,456,266 shares held in trusts for the benefit of Dr. Sindhu and his spouse, and 6,867 shares held by Dr. Sindhu's spouse.

(5) Includes 80,000 shares which are subject to options that may be exercised within 60 days of March 19, 2001. Includes 2,017,990 shares held in the name of the Gani 1995 Trust of which Mr. Gani and his spouse are the trustees and 3,762 shares held directly.

(6) Includes 274,712 shares which are subject to options that may be exercised within 60 days of March 19, 2001. Also includes 210,938 shares which as of March 19, 2001 are subject to a right of repurchase by the Company. Includes 1,493,061 shares held by the Russell Management Trust of which Mr. Haley is the trustee, 106,000 shares held in the name of the Haley Family Foundation, 37,506 shares held by Mr. Haley's spouse and a total of 162,000 shares held in trust for the benefit of Mr. Haley's children.

(7) Includes 86,120 shares which are subject to options that may be exercised within 60 days of March 19, 2001.

(8) Includes 25,987,503 shares held by entities affiliated with Kleiner Perkins Caufield & Byers VII, L.P. ("KPCB VII"). Mr. Hearst is a general partner of Kleiner Perkins Caufield & Byers and is a Director of Juniper Networks. Mr. Hearst disclaims beneficial ownership of shares held by KPCB VII, except to the extent of his proportional interest arising from his partnership interest in Kleiner Perkins Caufield & Byers.

(9) Includes 25,987,503 shares held by Kleiner Perkins Caufield & Byers VII, L.P. ("KPCB VII"). Mr. Khosla is a general partner of Kleiner Perkins Caufield & Byers and is a Director of Juniper Networks. Mr. Khosla disclaims beneficial ownership of shares held by KPCB VII, except to the extent of his proportional interest arising from his partnership interest in Kleiner Perkins Caufield & Byers.

(10) Includes 40,000 shares which are subject to options that may be exercised within 60 days of March 19, 2001.

(11) Includes 10,000 shares which are subject to options that may be exercised within 60 days of March 19, 2001. Includes 1,596,000 shares held in a trust as community property.

(12) Includes all shares referenced in Notes 3 through 11 above, except the shares beneficially owned by KPCB VII are counted only once in this calculation.

                             EXECUTIVE COMPENSATION

     The following table shows, for the last three fiscal years, compensation information for the Company's Chief Executive Officer and the next four most highly compensated executive officers. These officers are referred to herein as Named Executive Officers.


                           SUMMARY COMPENSATION TABLE

                                             --------------------------------------- -----------------------------------------------
                                                        ANNUAL COMPENSATION
                                                          COMPENSATION                            LONG-TERM COMPENSATION
                                             ---------- ---------------------------- ------------- -------------- ------------------
                                                                                       AWARDS
---------------------------------- --------- ----------- ----------- ---------------- ------------- -------------- -----------------
                                                                                      RESTRICTED    SECURITIES
 NAME AND PRINCIPAL                                                  OTHER ANNUAL     STOCK         UNDERLYING         ALL OTHER
 POSITION                            YEAR      SALARY      BONUS     COMPENSATION     AWARD(S)      OPTIONS (1)       COMPENSATION
--------------------------------- --------- ----------- ----------- ----------------- ------------ -------------- ------------------
Scott Kriens                        2000      $250,000    $114,000            ---(1)           NA        400,000    $       ---
Chairman, Chief Executive           1999       170,000       5,000            ---(1)           NA      1,800,000            ---
Officer and President               1998       170,000         ---    $     1,200(1)           NA          7,470            ---
--------------------------------- --------- ----------- ----------- ----------------- ------------ -------------- ------------------
Pradeep Sindhu                      2000      $170,000  $  48,936             ---(1)           NA        100,000    $       ---
Vice Chairman and Chief             1999       145,000      12,425            ---(1)           NA      1,080,000            ---
Technical Officer                   1998       140,225      25,000    $     1,004(1)           NA         10,710            ---
---------------------------------- --------- ----------- ----------- ----------------- ------------ -------------- -----------------
Marcel Gani                         2000      $170,000     $77,781            ---(1)           NA        100,000    $       ---
Chief Financial Officer             1999       150,000      12,500            ---(1)           NA        480,000            ---
                                    1998       150,000         ---    $     1,133(1)           NA          5,490            ---
--------------------------------- --------- ----------- ----------- ----------------- ------------ -------------- ------------------
Steven Haley                        2000      $175,000    $    ---            ---(1)           NA        100,000      $ 259,513(2)
Vice President Worldwide            1999       175,000         ---            ---(1)           NA        930,000      $ 284,203(2)
 Sales and Service                  1998       150,000      69,039    $     1,133(1)           NA        228,780               ---
--------------------------------- --------- ----------- ----------- ----------------- ------------ -------------- ------------------
Peter Wexler                        2000      $170,000     $54,688            ---(1)           NA        100,000    $       ---
Vice President  Engineering         1999       150,000       6,000            ---(1)           NA        480,000            ---
                                    1998       150,000         ---    $     1,133(1)           NA          6,120            ---
------------------------------------------------------------------------------------------------------------------------------------

---------------

(1) Consists of the standard employee benefit portion paid by the Company for all employees for premiums for term life insurance. No amounts are reported for 2000 or 1999 because they are less than the lesser of: (a) $50,000 or
     (b) 10% of the total salary and bonus for each of the Named Executive Officers.

(2)  Consists of commissions.


                        STOCK OPTION GRANTS AND EXERCISES

     The following tables set forth the stock options granted to the Named Executive Officers under the Company's stock option plans and the options exercised by such Named Executive Officers during the fiscal year ended December 31, 2000.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The Option/SAR Grant Table sets forth hypothetical gains or "option spreads" for the options at the end of their respective ten-year terms, as calculated in accordance with the rules of the Securities and Exchange Commission. Each gain is based on an arbitrarily assumed annualized rate of compound appreciation of the market price at the date of grant of 5% and 10% from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises are dependent on the future performance of the Company's common stock and overall market conditions.

------------------------------------------------------------------------------------------------------------------------
                                            PERCENT OF                                 POTENTIAL REALIZABLE VALUE AT
                               NO. OF     TOTAL OPTIONS                                   ASSUMED ANNUAL RATES OF
                             SECURITIES      GRANTED        EXERCISE                   STOCK APPRECIATION FOR OPTION
                             UNDERLYING    TO EMPLOYEES      PRICE                               TERM (3)
                              OPTIONS         DURING          PER       EXPIRATION  ------------------------------------
           NAME               GRANTED       PERIOD (1)     SHARE (2)       DATE             5%               10%
------------------------------------------------------------------------------------------------------------------------
Scott Kriens               400,000 (4)        2.27%         $93.9375     12/21/10          $23,630,716      $59,884,873
------------------------------------------------------------------------------------------------------------------------
Pradeep Sindhu             100,000 (4)        0.57%         $93.9375     12/21/10           $5,907,679      $14,971,218
------------------------------------------------------------------------------------------------------------------------
Marcel Gani                100,000 (4)        0.57%         $93.9375     12/21/10           $5,907,679      $14,971,218
------------------------------------------------------------------------------------------------------------------------
Steven Haley               100,000 (4)        0.57%         $93.9375     12/21/10           $5,907,679      $14,971,218
------------------------------------------------------------------------------------------------------------------------
Peter Wexler               100,000 (4)        0.57%         $93.9375     12/21/10           $5,907,679      $14,971,218
------------------------------------------------------------------------------------------------------------------------

---------------

(1) Based on an aggregate of 17,658,669 options granted by the Company during the fiscal year ended December 31, 2000, to employees, directors and consultants, including the Named Executive Officers.

(2)  Options are granted at fair market value on the date of grant.

(3) The potential realizable value is calculated based on (a) the ten year term of the option at its time of grant; (b) the assumption that the closing price for the common stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option; and (c) the assumption that the option is exercised and sold on the last day of its term for the appreciated stock price.

(4) The options vest in 24 equal monthly installments beginning January 1, 2003.

     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table shows stock option exercises and the value of unexercised stock options held by the Named Executive Officers during the last fiscal year.

-------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                  OPTIONS AT                IN-THE-MONEY OPTIONS AT
                               SHARES                          DECEMBER 31, 2000             DECEMBER 31, 2000 (2)
                             ACQUIRED ON      VALUE     -----------------------------------------------------------------
           NAME               EXERCISE     REALIZED(1)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------------
Scott Kriens                        --            --       550,000        1,650,000    $52,639,565      $132,485,375
-------------------------------------------------------------------------------------------------------------------------
Pradeep Sindhu                      --            --       330,000          850,000    $31,583,739       $74,993,725
-------------------------------------------------------------------------------------------------------------------------
Marcel Gani                         --            --            --          580,000             --       $49,152,484
-------------------------------------------------------------------------------------------------------------------------
Steven Haley                   188,111   $20,653,560       113,463          892,496    $14,226,501       $64,334,061
-------------------------------------------------------------------------------------------------------------------------
Peter Wexler                        --            --         6,120          580,000      $ 769,802       $49,152,484
-------------------------------------------------------------------------------------------------------------------------

---------------

(1) Based on the fair market value of our stock on the date of exercise, minus the exercise price, multiplied by the number of shares issued upon exercise.

(2) The value of in-the-money options is based on the closing price on December 29, 2000 of $126.0625 per share, minus the per share exercise price, multiplied by the number of shares underlying the option.

                              EMPLOYMENT AGREEMENTS

     The Company entered into a change of control agreement with Mr. Kriens on October 1, 1996, which provides that he will be entitled to base compensation and benefit payments for a period of three months, in the event that his employment is terminated in connection with a change of control of Juniper Networks. Further, Mr. Kriens' restricted stock would be released from any repurchase option and his stock options would become vested and exercisable as to an additional amount equal to that amount which would have vested and become exercisable had Mr. Kriens remained employed for a period of 18 months following the change of control. If his employment continues following a change of control, his stock options will be vested and exercisable at a rate 1.5 times the rate otherwise set forth in the stock option agreement for a period of twelve months following the change of control. Under the employment agreement, Mr. Kriens is entitled to receive three months' base compensation and benefits, regardless of whether there is a change of control, in the event that his employment is involuntarily terminated. Upon involuntary termination, and regardless of whether there has been a change of control, Mr. Kriens' restricted stock and stock options would become immediately vested and exercisable as to an additional amount equal to the number of stock options which would have become vested and exercisable during the three-month period following the involuntary termination had Mr. Kriens remained employed by the Company.

     The Company entered into a change of control agreement with Mr. Gani in February 1997, which provides that he will be entitled to receive base compensation and benefits for a period of three months, in the event of involuntary termination. In the event of a change of control at Juniper Networks, the vesting of Mr. Gani's stock options will accelerate as to that number of options equal to the number of shares that would vest over the next 30 months in accordance with the Company's standard vesting schedule or the balance of his unvested stock, whichever amount is less.



          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


COMPENSATION COMMITTEE

     The Compensation Committee is comprised of two of the independent, non-employee members of the Board of Directors, neither of whom have interlocking relationships as defined by the Securities and Exchange Commission. The Compensation Committee is responsible for setting and administering the policies governing annual compensation of executive officers, considers their performance and makes recommendations regarding their cash compensation and stock options to the full Board of Directors. The Compensation Committee, pursuant to its charter, periodically reviews the approach to executive compensation and makes changes as competitive conditions and other circumstances warrant.

COMPENSATION PHILOSOPHY

     In June 1999, the Company completed the initial public offering of its common stock and became a reporting company at that time. At the end of 1999, the Compensation Committee reviewed the compensation of its executive officers and determined that the Company needed to make adjustments to the compensation to move away from a compensation structure reflective of a "start-up" company and to more appropriately reflect the Company's size and value. The Compensation Committee also recognized that in order for the Company to develop new products and scale the business, the ability to attract, retain and reward executive officers who will be able to operate effectively in a high growth, complex environment is vital. In that regard, the Company must offer compensation that
(a) is competitive in the industry; (b) motivates executive officers to achieve the Company's strategic business objectives; and (c) aligns the interests of executive officers with the long-term interests of stockholders.

     The Compensation Committee, in reviewing compensation for the upcoming fiscal year, determined that it would continue implementation of its plan to restructure the compensation for the executive officers over a finite period to reflect the size and value of the Company, as well as to put in place a compensation structure to attract, retain and reward executive officers.

     The Company currently uses salary, a management incentive plan and stock options to meet these requirements. For incentive-based compensation, the Compensation Committee considers the desirability of structuring such compensation arrangements so as to qualify for deductibility under Section 162(m) of the Internal Revenue Code. As the Compensation Committee applies this compensation philosophy in determining appropriate executive compensation levels and other compensation factors, the Compensation Committee reaches its decisions with a view towards the Company's overall performance.

EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee's approach is predicated upon the philosophy that a substantial portion of aggregate annual compensation for executive officers should be contingent upon the Company's performance and an individual's contribution to the Company's success in meeting certain critical objectives. In addition, the Compensation Committee strives to align the interests of the Company's executive officers with the long-term interests of stockholders through stock option grants such that grants of stock options should relate the performance of the executive to the market perception of the performance of the Company.

     The Company provides its executive officers with a compensation package consisting of base salary, variable incentive pay and participation in benefit plans generally available to other employees. The Compensation Committee considers market information from published survey data provided to the Compensation Committee by the Company's human resources staff. The market data consists primarily of base salary and total cash compensation rates, as well as incentive bonus and stock programs of other companies considered by the Compensation Committee to be peers in the Company's industry.

     BASE SALARY. Last year salaries for executive officers were increased to begin to align them with salaries for comparable positions at comparable companies in the industry or in industries that employ individuals with similar skills and educational background as the Company's executive officers. For fiscal 2001, the Compensation Committee determined that base salaries for the executive officers would increase as part of the continued overall restructuring of the compensation to reflect the size and value of the Company.

     MANAGEMENT INCENTIVE PLAN. The Company has an incentive bonus plan which is a percentage of base salary measured against the performance of the Company relative to certain goals for profitability and individual performance of certain key strategic objectives of the Company.

     STOCK OPTION GRANTS. Grants of stock options to executive officers are based upon each executive officer's relative position, responsibilities, historical and expected contributions to the Company, and the executive officer's existing stock ownership and previous option grants. Stock options are granted at market price on the date of grant and will provide value to the executive officers only when the price of the Company's Common Stock increases over the exercise price.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Effective for fiscal year 2001, the base salary of Mr. Kriens was increased from $250,000 to $275,000 with a target bonus percentage of 100% of base salary. Mr. Kriens was also granted an option to purchase 400,000 shares of common stock which vests monthly beginning January 1, 2003.


                                           MEMBERS OF THE COMPENSATION COMMITTEE

                                                    Vinod Khosla
                                                    William R. Stensrud



           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.


                             STOCK PERFORMANCE GRAPH

     The following performance graph shows the seven-month cumulative total stockholder return assuming the investment of $100 on June 25, 1999 (the date of the Company's initial public offering) in each of Juniper Networks common stock, the Nasdaq Composite Index and the Nasdaq Telecommunications Index. The performance shown is not necessarily indicative of future performance.

              COMPARISON OF 19-MONTH CUMULATIVE TOTAL RETURN AMONG
                             JUNIPER NETWORKS, INC.,
                         THE NASDAQ COMPOSITE INDEX AND
                       THE NASDAQ TELECOMMUNICATIONS INDEX


RELATIVE PERFORMANCE

DATE            JNPR              COMPOSITE                TELECOMM
----            ----              ---------                --------
6/25/99      $  100.00             $100.00                  $100.00
9/30/99      $  184.14             $107.58                  $ 94.64
12/31/99     $  343.87             $159.42                  $153.80
3/31/00      $  799.69             $179.14                  $166.92
6/30/00      $  883.32             $155.37                  $131.88
9/29/00      $1,328.59             $143.88                  $110.56
12/29/00     $  764.99             $ 96.78                  $ 70.20

                              CERTAIN TRANSACTIONS

     During our last fiscal year ending December 31, 2000, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $60,000, and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of these people had or will have a direct or indirect material interest.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Juniper Networks believes that during 2000, all filings with the SEC by its officers, directors and 10% stockholders complied with requirements for reporting ownership and changes in ownership of Juniper Networks common stock under Section 16(a) of the Securities Exchange Act of 1934, as amended; however the Company determined that Mr. Stensrud inadvertently failed to report the purchase of shares of the Company's Common Stock on his Form 4 for the month of June 1999. Mr. Stensrud has filed an amended Form 4.



                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.


                                         THE BOARD OF DIRECTORS




March 31, 2001

                                                                      APPENDIX A



              AUDIT COMMITTEE CHARTER OF THE BOARD OF DIRECTORS OF

                             JUNIPER NETWORKS, INC.


PURPOSE

The Audit Committee will make such examinations as are necessary to monitor the corporate financial reporting and external audit requirements of Juniper Networks, Inc. and its subsidiaries (the "Company"), to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP

The Audit Committee will consist of at least three members of the Board, all of whom shall be independent, financially literate, and at least one of which shall have accounting or related financial management expertise, in accordance with the rules of the Nasdaq National Market and the Securities and Exchange Commission. The members of the Audit Committee will be appointed by and will serve at the discretion of the Board of Directors.

RESPONSIBILITIES

The responsibilities of the Audit Committee shall include:

1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls.

2.   Reviewing the independent auditors' proposed audit scope and approach.

3. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors.

4. Reviewing the performance of the independent auditors and ensure that the independent auditors are accountable to the Board of Directors, as representatives of shareholders.

5. Recommending the appointment of independent auditors to the Board of Directors.

6.   Reviewing fee arrangements with the independent auditors.

7. Ensuring receipt from the independent auditors of a formal written statement delineating between the auditor and the Company, consistent with Independence Standards Board Standard 1, as well as actively engaging in a dialog with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor.

8. Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

9. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

10. Overseeing compliance with SEC requirements for disclosure of auditor's services and audit committee members and activities;

11. Reviewing management's monitoring of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

12. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

13. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

14. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

15.  Reviewing related party transactions for potential conflicts of interest;

16. Reviewing and reassessing the adequacy of this formal written charter on an annual basis; and

17. Performing other oversight functions as requested by the full Board of Directors.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

MEETINGS

The Audit Committee will meet at least one time each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

REPORTS

The Audit Committee will record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented.

MINUTES

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                  DIRECTIONS TO THE HISTORIC DEL MONTE BUILDING
                             100 S. MURPHY AVE. #103
                            SUNNYVALE, CA 94086-6118

FROM HIGHWAY 101 NORTHBOUND OR SOUTHBOUND:

Exit Mathilda Avenue South. Proceed 1.5 miles to Washington Avenue. Turn left. Go 3 blocks to Murphy Avenue and turn left.
The Historic Del Monte Building is at the end of the block on the right. (See map)
"for parking" (See map for parking)
"The banquet office is on the rear of the building facing Sunnyvale Ave. Look for the green awning that says "Banquet Office" and "
The elevator can be found at the rear entrance".

FROM HIGHWAY 280 NORTHBOUND:

Exit at De Anza Blvd and turn right. (De Anza Blvd. will become
  Sunnyvale/Saratoga Rd.)
Proceed 2 miles to El Camino Real. Cross El Camino and drive to Washington
  Avenue.
Turn right on Washington. Go 3 blocks to Murphy Avenue and turn left.
The Historic Del Monte Building is at the end of the block on the right. (See map)
"for parking" (See map for parking)
"The banquet office is on the rear of the building facing Sunnyvale Ave. Look for the green awning that says "Banquet Office" and "
The elevator can be found at the rear entrance".

FROM HIGHWAY 280 SOUTHBOUND:

Exit at De Anza Blvd. and turn left. (De Anza Blvd. will become
  Sunnyvale/Saratoga Rd.)
Proceed 2 miles to El Camino Real. Cross El Camino and drive to Washington
  Avenue.
Turn right on Washington. Go 3 blocks to Murphy Avenue and turn left.
The Historic Del Monte Building is at the end of the block on the right. (See map)
"for parking" (See map for parking)
"The banquet office is on the rear of the building facing Sunnyvale Ave. Look for the green awning that says "Banquet Office" and "
The elevator can be found at the rear entrance".

FROM HIGHWAY 880 NORTHBOUND OR SOUTHBOUND:

Exit at Highway 237 and drive to the Mathilda Exit. Turn left and drive 2 miles to Washington Avenue.
Turn left. Go 3 blocks to Murphy Avenue and turn left.
The Historic Del Monte Building is at the end of the block on the right. (See map)
"for parking" (See map for parking)
"The banquet office is on the rear of the building facing Sunnyvale Ave. Look for the green awning that says "Banquet Office" and "
The elevator can be found at the rear entrance".


[MAP]

                             JUNIPER NETWORKS, INC.

                      2001 ANNUAL MEETING OF STOCKHOLDERS

                             WEDNESDAY, MAY 9, 2001
                                   9:00 A.M.

                        THE HISTORIC DEL MONTE BUILDING
                            100 SOUTH MURPHY STREET
                                  THIRD FLOOR
                              SUNNYVALE, CA 94086


--------------------------------------------------------------------------------


JUNIPER NETWORKS, INC.
1194 N. MATHILDA AVENUE, SUNNYVALE, CA 94089                               PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 9, 2001.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint Marcel Gani and Lisa C. Berry, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                      See reverse for voting instructions.

                                                                 ---------------
                                                                 COMPANY #
                                                                 CONTROL #
                                                                 ---------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on May 8, 2001.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

o    Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- HTTP://WWW.EPROXY.COM/JNPR/ -- QUICK *** EASY *** IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 8, 2001.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Juniper Networks, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                            -- Please detach here --


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1.  Election of directors:           [ ] Vote FOR          [ ] Vote WITHHELD
       01 Pradeep Sindhu                 all nominees          from all nominees
       02 Vinod Khosla                   (except as marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY     ---------------------------------------
TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S)
IN THE BOX PROVIDED TO THE RIGHT.)       ---------------------------------------

2.  Ratification of Ernst & Young LLP
    as independent auditors              [ ] For   [ ] Against   [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box [ ]
Indicate changes below:                  Date
                                             -----------------------------

                                         ---------------------------------------


                                         ---------------------------------------
                                         Signature(s) in Box

                                         Please sign exactly as your name(s)
                                         appears on Proxy. If held in joint
                                         tenancy, all persons must sign.
                                         Trustees, administrators, etc.,
                                         should include title and authority.
                                         Corporations should provide full
                                         name of corporation and title of
                                         authorized officer signing the proxy.